SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 2, 2004

Encore Capital Group, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	000-26489	48-1090909
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S Employer (Identification No.)

5775 Roscoe Court
San Diego, California 92123
(Address of Principal Executive Offices) (Zip Code)

(877) 445-4581
(Registrant’s Telephone Number, Including Area Code)

Item 9. Regulation FD Disclosure

        A copy of a slide presentation given by Carl C. Gregory, III, President and Chief Executive Officer, and Barry R. Barkley, Executive Vice President and Chief Financial Officer, at the Wall Street Analyst Forum 51st NYC Analyst Conference on March 3, 2004 in New York, New York, is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein solely for purposes of this Item 9. The attached exhibit reflects a correction that was made to 2002 pro forma net income as shown on slide 15.

        The slide presentation attached to this Current Report on Form 8-K as Exhibit 99.1 contains financial measures for net income excluding one-time benefits and charges that are not calculated in accordance with generally accepted accounting principles in the United States (“GAAP”). The Company has provided a reconciliation in Exhibit 99.2 to this Current Report on Form 8-K of the non-GAAP financial measures for net income excluding one-time benefits and charges to GAAP net income.

        In response to a question asked during the March 2, 2004 conference call, Exhibit 99.2 also includes non-GAAP financial measures for interest expense and weighted average effective interest rate excluding one-time charges, including a reconciliation of the non-GAAP financial measures for interest expense and weighted average effective interest rate to GAAP interest expense and weighted average effective interest rate.

        Management believes that the non-GAAP financial measures for net income provide useful information to investors about the Company’s results of operations because the elimination of one-time benefits and charges that are included in the GAAP financial measures results in a normalized comparison of certain key financial results between the periods presented. Management believes that the non-GAAP financial measures for interest expense and weighted average effective interest rate provide useful information to investors about the Company’s results of operations because the exclusion of one-time charges relating to the early redemption of the Company’s senior notes is more representative of the Company’s true borrowing costs during the periods presented.

        The information in this Current Report on Form 8-K, including the exhibits, is furnished pursuant to Item 9 and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities under that Section. Furthermore, the information in this Current Report on Form 8-K, including the exhibits, shall not be deemed to be incorporated by reference into the filings of Encore Capital Group, Inc. under the Securities Act of 1933.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: March 5, 2004	ENCORE CAPITAL GROUP, INC. By /s/ Barry R. Barkley —————————————— Barry R. Barkley Executive Vice President, Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit	Description

99.1	Slide presentation given by Carl C. Gregory, III, President and Chief Executive Officer, and Barry R. Barkley, Executive Vice President and Chief Financial Officer, at the Wall Street Analyst Forum 51st NYC Analyst Conference on March 3, 2004 in New York, New York (corrected version).

99.2	Reconciliation of non-GAAP information pursuant to Regulation G.